EX-10.81.04

[Project Bond Lease Portfolio #2]
[Camarillo, California - Property #1149]
[Yorba Linda, California - Property #1155]
[Salt Lake City, Utah - Property #1161]
[Northridge, California - Property #1165]
[Rancho Mirage, California - Property #1166]
[Santa Rosa, California - Property #1167]
[Greenville, South Carolina - Property #1172]
[Colorado Springs, Colorado - Property #1232]
[Denver, Colorado - Property #1233]
[Lakewood, Colorado - Property #1234]
FIRST AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT (“Amendment”) is dated as of October 15, 2010 (the “Effective Date”), and is among each of those Persons listed on Schedule A attached hereto and whose signatures also appear on the signature pages hereto under the heading “Lessor” (collectively, as their interests may appear, “Lessor”) and EMERITUS CORPORATION, a Washington corporation (“Lessee” or sometimes “Emeritus”).

RECITALS

          A.          Lessor is the “Lessor” and Lessee is the “Lessee” pursuant to that certain Master Lease and Security Agreement dated as of October 12, 2010 (the “Lease”).  The Lease covers the Leased Property of ten (10) senior housing/care Facilities located in the States of California, Colorado, South Carolina and Utah, all as more particularly described therein.  All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given to such terms in the Lease.

          B.           Lessor and Lessee desire to amend the Lease in accordance with the terms and conditions set forth herein.

AMENDMENT

NOW THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1.           New Definition.  The following defined term shall be shall be added to Article II of the Lease to read, in its entirety, as follows:

“Other Master Lease: That certain Master Lease dated as of October 12, 2010 between HCP Dartmouth MA, LP, a Delaware limited partnership, HCP Laguna Creek CA, LP, a Delaware limited partnership, HCP Towson MD, LP, a Delaware limited partnership, HCP MA2 Arkansas, LP, a Delaware limited partnership, HCP MA2 California, LP, a Delaware limited partnership, HCP MA2 Illinois, LP, a Delaware limited partnership, HCP MA2 Massachusetts, LP, a Delaware limited partnership, HCP MA2 Ohio, LP, a Delaware limited partnership, HCP MA2 Oklahoma, LP, a Delaware limited partnership, HCP Partners, LP, a Delaware limited partnership, HCP MA3 California, LP, a Delaware limited partnership, HCP MA3 Georgia, LP, a Delaware limited partnership, HCP MA3 Kentucky, LP, a Delaware limited partnership, HCP MA3 Oklahoma, LP, a Delaware limited partnership, and HCP MA3 Washington, LP, a Delaware limited partnership, collectively as their interests may appear, as “Lessor,” and Emeritus, as “Lessee,” as the same may be amended, supplemented or modified from time to time in accordance with the terms thereof.”

2.           Commencement Date.  Section 47.1.3 of the Lease is hereby amended by amending and restating the last sentence of such Section 47.1.3 in its entirety to read as follows:

“Notwithstanding anything to the contrary in this Lease, however, the Commencement Date must occur simultaneous with respect to all of the Facilities and all of the “Facilities” as defined in the Other Master Lease, and Lessee shall not take possession of or commence any use of any Facility hereunder or any “Facility” under the Other Master Lease until all of the conditions to the continued effectiveness of this Lease as provided in Sections 48.1 and 48.2 below and in Section 48.1 and 48.2 of the Other Master Lease have been satisfied or waived with respect to all Facilities hereunder and all “Facilities” under the Other Master Lease.”

3.           Due Diligence Period.  Notwithstanding anything to the contrary set forth in Section 48.2.1(a) of the Lease, Lessee shall have until 5:00 p.m. (California time) on October 22, 2010 to be reasonably satisfied with the results of its review of (a) the physical condition of each Facility as it relates specifically and solely to the presence of mold or conditions conductive to the development of mold and (b) with respect to the Facility in Salt Lake City, Utah, the integrity of the underground storage tank system at located at such Facility (collectively, the “Reserved Due Diligence Matters”).  Except for the Reserved Due Diligence Matters, (i) Lessee hereby advises Lessor that Lessee is satisfied with the results of its due diligence review of the Leased Property of each Facility, the Facilities themselves and the operations thereof and the transactions contemplated by the Lease have been approved by the Board of Directors of Lessee and (ii) Lessee hereby waives its right to terminate the Lease pursuant to Section 48.2.2 of the Lease with respect to all other matters set forth in Section 48.2.1(a) of the Lease.  With respect to the Reserved Due Diligence Matters, the provisions of Section 48.2.2 shall continue in full force and effect, except that if Lessee elects to terminate the Lease for any of the Reserved Due Diligence Matters notice thereof shall be delivered to Lessor on or before 5:00 p.m. (California time) on October 22, 2010.

4.           Other Conditions to the Continued Effectiveness of the Lease.

(a) The references to “October 15, 2010” contained in Section 48.1.1(b) and Section 48.2.1 (b) of the Lease are hereby replaced with references to “October 22, 2010.”

(b) Section 48.1.1(f) of the Lease is hereby amended and restated in its entirety to read as follows:

“(f)           Prior to, or concurrent with, the Commencement Date, a Current Facility Documents Termination (as defined herein and in the Other Master Lease) shall have occurred with respect to each Facility and each “Facility” under the Other Master Lease”.

(c) Section 48.1.1(g) of the Lease is hereby amended and restated in its entirety to read as follows:

“(g)           The “closing” or “effective date” of each Operations Transfer Agreement and any Interim Licensure Arrangements (as such terms are defined herein and in the Other Master Lease), and the Commencement Date hereunder and the “Commencement Date” under the Other Master Lease shall have occurred on or before December 1, 2010.”

(d) Section 48.2.1(e) of the Lease is hereby amended and restated in its entirety to read as follows:

“(e)           Prior to, or concurrent with, the Commencement Date, a Current Facility Documents Termination (as defined herein and in the Other Master Lease) shall have occurred with respect to each Facility and each “Facility” under the Other Master Lease”.

(e) Section 48.2.1(f) of the Lease is hereby amended and restated in its entirety to read as follows:

“(f)           The “closing” or “effective date” of each Operations Transfer Agreement and any Interim Licensure Arrangements (as such terms are defined herein and in the Other Master Lease), and the Commencement Date hereunder and the “Commencement Date” under the Other Master Lease shall have occurred on or before December 1, 2010.”

5.           Full Force and Effect.  Except as specifically set forth herein, the Lease shall remain in full force and effect as originally executed by Lessor and Lessee.

6.           Entire Agreement.  The Lease, as hereby amended, constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be changed or modified except by an agreement in writing signed by the parties.

7.           Counterparts; Electronically Transmitted Signatures.  This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument.  Signatures transmitted via facsimile or other electronic means may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures of the document transmitted via facsimile or other electronic means.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and attested by their respective officers thereunto duly authorized.

LESSOR:	HCP CAMARILLO CA, LP, a Delaware limited partnership By:HCP MA1 GP, LLC, a Delaware limited liability company, its general partner By: /s/ Thomas D. Kirby Name: Thomas D. Kirby Title: EVP

HCP MA2 CALIFORNIA, LP, a Delaware limited partnership

HCP MA2 UTAH, LP, a Delaware limited partnership

By:HCP MA2 GP Holding, LLC, a Delaware limited liability company, their general partner

By: /s/ Thomas D. Kirby
Name: Thomas D. Kirby
Title:    EVP

HCP MA3 CALIFORNIA, LP, a Delaware limited partnership

HCP MA3 SOUTH CAROLINA, LP, a Delaware limited partnership

By:HCP MA3 A Pack GP, LLC, a Delaware limited liability company, their general partner

By: /s/ Thomas D. Kirby
Name: Thomas D. Kirby
Title:    EVP

LESSOR (continued):	HCP ST1 COLORADO, LP, a Delaware limited partnership By: HCP ST1 Colorado GP, LLC, a Delaware limited liability company, its general partner By: /s/ Thomas D. Kirby Name: Thomas D. Kirby Title: EVP
[Signatures continue on the following page]

LESSEE:	EMERITUS CORPORATION,

a Washington corporation

By: /s/ Eric Mendelsohn

Name: Eric Mendelsohn

Title:   SVP Corporate Development

SCHEDULE A

LIST OF PERSONS COMPRISING LESSOR AND FACILITIES OWNED

Person Comprising Lessor	Facility Owned
HCP Camarillo CA, LP, a Delaware limited partnership (“HCP Camarillo”)	1149 Camarillo, California – Brighton Gardens of Camarillo
HCP MA2 California, LP, a Delaware limited partnership (“HCP MA2 California”)	1155 Yorba Linda, California – Brighton Gardens of Yorba Linda
HCP MA2 Utah, LP, a Delaware limited partnership (“HCP MA2 Utah”)	1161 Salt Lake City, Utah – Brighton Gardens of Salt Lake City
HCP MA3 California, LP, a Delaware limited partnership (“HCP MA3 California”)	1165 Northridge, California – Brighton Gardens of Northridge
HCP MA3 California	1166 Rancho Mirage, California – Brighton Gardens of Rancho Mirage
HCP MA3 California	1167 Santa Rosa, California – Brighton Gardens of Santa Rosa
HCP MA3 South Carolina, LP, a Delaware limited partnership (“HCP MA3 South Carolina”)	1172 Greenville, South Carolina – Brighton Gardens of Greenville
HCP ST1 Colorado, LP, a Delaware limited partnership (“HCP ST1 Colorado”)	1232 Colorado Springs, Colorado – Brighton Gardens of Colorado Springs
HCP ST1 Colorado	1233 Denver, Colorado – Brighton Gardens of Denver
HCP ST1 Colorado	1234 Lakewood, Colorado – Brighton Gardens of Lakewood